Registration Statement No. 333 - 42247
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                                   on Form S-8
             Registration Statement Under the Securities Act of 1933
                      ------------------------------------

                           FLEET FINANCIAL GROUP, INC.
               (Exact name of issuer as specified in its articles)

           RHODE ISLAND                               05-0341324
    ---------------------------                  ---------------------
   (State or other jurisdiction                    (I.R.S. Employer
    of incorporation)                             Identification No.)

                               ONE FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 346-4000
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

             FLEET FINANCIAL GROUP, INC./QUICK & REILLY GROUP, INC.
                                STOCK OPTION PLAN
                            (Full Title of the Plan)

                           WILLIAM C. MUTTERPERL, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                           FLEET FINANCIAL GROUP, INC.
                               ONE FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 346-4000
            (Name, address, including zip code, and telephone number,
              including area code, of agent for service of process)

                                    COPY TO:
                             JOANNE H. MARCOUX, ESQ.
                           FLEET FINANCIAL GROUP, INC.
                          50 KENNEDY PLAZA, 18TH FLOOR
                              PROVIDENCE, RI 02903
                                 (401) 278-6891

     This Post-Effective Amendment No. 1 covers 701,838 shares of the Common Stock, $0.01 par value (including the associated preferred share purchase rights) (the "Common Stock"), of Fleet Financial Group, Inc. (the "Company") reserved for issuance under The Quick & Reilly Group, Inc. Stock Option Plan to be assumed by the Company in connection with the transactions contemplated by the Agreement and Plan of Merger dated as of September 16, 1997 and amended as of December 12, 1997 among the Company, FFG Acquisition Corp., a wholly-owned subsidiary of the Company, and The Quick & Reilly Group, Inc. ("Quick & Reilly"). Such shares of Common Stock were originally registered on the Company's Registration Statement on Form S-4 to which this is an amendment; accordingly, the registration fee in respect of such Common Stock was paid at the time of the original filing of the Registration Statement relating to such Common Stock.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

     Approximate Date of Commencement of Proposed Sale to Public: From time to time after the effective date of this Registration Statement.

                                     PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by Fleet Financial Group, Inc. (the "Registrant") with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") are incorporated by reference in this Registration Statement:

     (a) The Registrant's latest Annual Report filed on Form 10-K for the year ended December 31, 1996; and

     (b) Quarterly reports filed on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

     (c) Current reports filed on Form 8-K dated January 15, 1997, February 4, 1997, April 16, 1997, July 16, 1997, October 15,
          1997,  November  10, 1997,  December  10, 1997,  January 15,
          1998, January 15, 1998 and January 26, 1998; and

     (d) The description of the Registrant's common stock contained in a Registration Statement filed by Industrial National Corporation (predecessor to the Registrant) on Form 8-B dated May 29, 1970, and any amendment or report filed for the purpose of updating such descriptions; and

     (e) The description of the Preferred Share Purchase Rights contained in the Registrant's Registration Statement on Form 8-A dated November 29, 1990 (as amended by an Amendment to Application or Report on Form 8-A dated September 6, 1991 and a Form 8-A/A dated March 17, 1995).

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of common stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

     Such incorporation by reference shall not be deemed to specifically incorporate by reference the information referred to in Item 402(a)(8) of Regulation S-K.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     The validity of the securities offered hereby will be passed upon for the Registrant by Edwards & Angell, One Hospital Trust Plaza, Providence, Rhode Island 02903. V. Duncan Johnson, Esq., a partner of Edwards & Angell, is a director of Fleet National Bank, a wholly-owned subsidiary of the Registrant, and beneficially owns 4,052 shares of common stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Registrant's By-laws provide for indemnification to the extent permitted by Section 7-1.1-4.1 of the Rhode Island Business Corporation Law. Such section, as adopted by the By-laws, requires the Registrant to indemnify directors, officers, employees or agents against judgments, fines, reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding to which such director, officer, employee or agent or his legal representative may be a party (or for testifying when not a party) by reason of his being a director, officer, employee or agent, provided that such director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) if he was acting in his official capacity that his conduct was in the Registrant's best interests, (b) in all other cases that his conduct was at least not opposed to its best interests, and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The Registrant's By-laws provide that such rights to indemnification are contracts rights and that the expenses incurred by an indemnified person shall be paid in advance of a final disposition of any proceeding, provided, however, that if required under applicable law, such person must deliver a written affirmation that he has met the standards of care required under such provisions to be entitled to indemnification and provides an undertaking by or on behalf of such person to repay all amounts advanced if it is ultimately determined that such person is not entitled to indemnification. With respect to possible indemnification of directors, officers and controlling persons of the Registrant for liabilities arising under the Securities Act of 1933 (the "Act") pursuant to such provisions, the Registrant is aware that the Securities and Exchange Commission has publicly taken the position that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.  EXHIBITS.

     A list of the exhibits included as part of this Registration Statement is set forth in the Exhibit Index which immediately precedes such exhibits and is hereby incorporated by reference herein.

ITEM 9.  UNDERTAKINGS.

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
     Statement:

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

               (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration
          Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement (or the most recent post-effective amendment thereto); and

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (i) and (ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, a copy of the Registrant's annual report to shareholders for its last fiscal year, unless such employee otherwise has received a copy of such report, in which case the Registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report upon written request from the employee.

     (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by itself is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-8 and has duly caused this Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston, and Commonwealth of Massachusetts, on January 30, 1998.

                                           FLEET FINANCIAL GROUP, INC.


                                               /s/ William C. Mutterperl
                                           By:----------------------------------
                                               WILLIAM C. MUTTERPERL
                                               SECRETARY


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on January 30, 1998.

      Signature                                      Title
          *
----------------------------------     Chairman, Chief Executive
     Terrence Murray                   Officer and Director
          *
----------------------------------     Vice Chairman and
     Eugene M. McQuade                 Chief Financial Officer
          *
----------------------------------     Controller and Chief Accounting Officer
     Robert C. Lamb, Jr.
          *
----------------------------------     Director
     Joel Alvord
          *
----------------------------------     Director
     William Barnet, III
          *
----------------------------------     Director
     Bradford R. Boss
          *
----------------------------------     Director
     Stillman B. Brown
          *
----------------------------------     Director
     Paul J. Choquette, Jr.
          *
----------------------------------     Director
     John T. Collins
          *
----------------------------------     Director
     James F. Hardymon
          *
----------------------------------     Director
     Robert M. Kavner
          *
----------------------------------     Director
     Raymond C. Kennedy
          *
----------------------------------     Director
     Robert J. Matura
          *
----------------------------------     Director
     Arthur C. Milot
          *
----------------------------------     Director
     Thomas D. O'Connor
          *
----------------------------------     Director
     Michael B. Picotte
          *
----------------------------------     Director
     Lois D. Rice
          *
----------------------------------     Director
     John R. Riedman
          *
----------------------------------     Director
     Thomas M. Ryan
          *
----------------------------------     Director
     Samuel O. Thier

          *
----------------------------------     Director
     Paul R. Tregurtha


    /s/ William C. Mutterperl
*By-------------------------------
     William C. Mutterperl
     Secretary
     Attorney-in-Fact

                             EXHIBIT INDEX


       EXHIBIT
       NUMBER                              EXHIBIT

          4.1 Fleet Financial Group, Inc./Quick & Reilly Group, Inc. Stock Option Plan

          4.2 Amendment No. 1 to Fleet Financial Group, Inc./Quick & Reilly Group, Inc. Stock Option Plan

          4.3 Amendment No. 2 to Fleet Financial Group, Inc./Quick & Reilly Group, Inc. Stock Option Plan

          4.4       Restated   Articles  of   Incorporation  of  the  Registrant
                    (incorporated   by   reference   to  Exhibit  1  of  Fleet's
                    Registration Statement on Form 8-A dated February 27, 1996)

          4.5 Bylaws of the Registrant (incorporated by reference to Exhibit 2 of Fleet's Registration Statement on Form 8-A dated February 27, 1996)

          5         Opinion of Edwards & Angell

          23.1      Consent of KPMG Peat Marwick LLP

          23.2      Consent of Edwards & Angell  (included  in Opinion  filed as
                    Exhibit 5)